EXHIBIT 10.1

                                  AMENDMENT

     Bion Dairy Corporation ('Dairy'), Bion Environmental Technologies, Inc. ('Bion') and the undersigned, constituting the holders ('Majority Holders') of a majority in principal amount of Dairy's Series A Convertible Promissory Notes ('Notes'), hereby agree to amend the Notes and the Note Purchase Agreement ('NPA') and exhibits and schedules thereto, as set forth below, and to waive any breaches to date by Dairy and/or Bion related thereto, pursuant to the authority set forth, without limitation, at Paragraphs 9.3 and 9.12 of the NPA and Sections
8 (a) & (i) of the Notes:

     1 - All references to 'California/Fresno State installation' and/or 'CSU-FRESNO (CALIFORNIA INSTALLATION)' as set forth at Paragraph 1.4 of the NPA or Schedule B, (Item B) to the Note or elsewhere, shall be amended to add the language 'or at the DeVries/Texas installation or any other suitable location'.

     2 - In Schedule D (Item 2) to the Note the language '...initial closing of the sale of the Notes' shall be amended to read 'successful completion of the DeVries (Texas installation) as set forth at item A of Schedule B to the Notes.'

     3 - Paragraph 1.9(b) of the NPA shall be amended to change the date 'December 31, 2003' to 'a date which is 90 days after successfully meeting the 'Technical Conditions' set forth at Item A of Schedule B to the Notes'.

     4 - Section 2(a), at line 11, of the Notes shall be amended to replace the words 'upon the termination of the offering of Notes;' with the words 'by a date 90 days after successfully meeting the 'Technical Conditions' set forth at Item A of Schedule B to the Notes;'.

                               BION DAIRY CORPORATION


                               By:_________________________  Dated_________
                                  Mark Smith, President

                               BION ENVIRONMENTAL TECHNOLOGIES, INC.


                               By:_________________________  Dated_________
                                  Mark Smith, President


                               'MAJORITY HOLDERS'

                               Chris-Dan LLC


                               By:_________________________  Dated_________


                               Centerpoint Corporation


                               By:_________________________  Dated_________


                               Anthony Orphanos


                               By:_________________________  Dated_________


                               Mark Smith


                               By:_________________________  Dated_________